As filed with the Securities and Exchange Commission on September 16, 1997
                              Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                            Celerity Solutions, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                                               52-1283993
State or other jurisdiction of                              (I.R.S. Employer
incorporation of organization)                              Identification No.)


                           200 Baker Avenue, Suite 300
                                Concord, MA 01742
    (Address, Including Zip Code of Registrant's Principal Executive Offices)

                                   ----------

        Amended and Restated 1991 Non-Qualified Celerity Solutions, Inc.
                           Employee Stock Option Plan

            Amended and Restated 1992 Non-Qualified Stock Option Plan
                           For Non-Employee Directors
                              (Full Title of Plans)

                                   ----------


                                  Edward Terino
                             Chief Financial Officer
                            Celerity Solutions, Inc.
                           200 Baker Avenue, Suite 300
                                Concord, MA 01742
                                  978/287-5888

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         Calculation of Registration Fee


                                     Proposed        Proposed
Title of                             Maximum         Maximum
Securities         Amount to         Offering        Aggregate         Amount of
to be              be Regis-         Price Per       Offering          Registra-
Registered (1)     tered             Share(2)        Price (2)         tion Fee
----------         -------------     ---------       ---------         --------

Common              2,684,000          $2.00         $6,039,000        $1,627.00
Stock, $.001         Shares
Par Value


(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.

     (2) Pursuant to Rule 457 under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee and are based upon the average of the high and low prices of the Common Stock of the Registrant on the NASDAQ National Market System on September 15, 1997.

                             Registration of Shares

     Pursuant to general instruction E of Form S-8, this registration statement incorporates by reference the contents of Celerity Solutions, Inc.'s (formerly known as Capitol Multimedia, Inc.) (the "Company's") earlier Registration Statements on Form S-8, as filed with the Securities and Exchange Commission on April 1, 1993 (Registration No. 33-60440) and May 2, 1996 (Registration No. 333-4360), and all Post-Effective Amendments thereto..

     On August 22, 1996, the Company's shareholders approved an increased from 616,000 to 1,500,000 shares of common stock issuable under the Amended and Restated 1991 Non-Qualified Employee Stock Option Plan (the "Employee Plan"). On August 21, 1997, the Company's shareholders approved an increase from 1,500,000 to 3,000,000 shares of common stock issuable under the Employee Plan, and an increase in the number of shares of common stock authorized to be issued under the Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Director Plan") from 300,000 to 600,000. Pursuant to one of the Company's earlier Registration Statements on Form S-8 (Registration No. 333-4360), the number of shares registered under the Employee Plan was increased from 216,000 to 616,000, and the number of shares registered under the Director Plan was increased from 100,000 to 300,000.

     The total number of shares registered hereunder is derived by adding the additional shares registered hereby under the Employee Plan, 2,384,000, to the additional shares registered hereby under the Director Plan, 300,000.


Item 8. Exhibits

Exhibit
Number            Description

3.1 Certificate of Incorporation, as amended (incorporated by reference herein to Exhibit 3.1 filed with the Company's Form 8-K, filed on September 5, 1997).

3.2 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-18, Registration No. 33-45725A filed on February 12, 1992).

4.1 Specimen stock certificate - Common Stock (incorporated by reference herein on Exhibit 4.1 filed with the Company's Registration Statement on Form S-18, Registration No. 33-45725A filed on February 12, 1992).

4.2 Amended and Restated 1991 Non-Qualified Celerity Solutions, Inc. Employee Stock Option Plan (incorporated by reference herein to the exhibit filed with the Company's Form 8-K, filed on September 5,
          1997).

4.3       Amended  and  Restated  1992  Non-Qualified   Stock  Option  Plan  for
          Non-Employee Directors (incorporated by reference herein to the exhibit filed with the Company's Form 8-K, filed on September 5,
          1997).

5.1       Opinion of Baker & McKenzie.

23.1      Consent of Baker & McKenzie (contained in Exhibit 5.1).

23.2      Consent of Ernst & Young LLP, independent auditors.

99.1 Form of Indemnification Agreement as signed by directors and officers of the Company (incorporated by reference herein to the exhibit filed with the Company's Form 10-QSB dated June 30, 1993).

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, State of Massachusetts, on the 10th day of September, 1997. CELERITY SOLUTIONS, INC.

                                                      By: /s/ Edward Terino
                                                      --------------------------
                                                      Edward Terino
                                                      Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Edward Terino, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) or supplements to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, lawfully do, or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                           Date
---------                             -----                           ----

/s/ Robert Donaldson                Director                  September 10, 1997
-----------------------
Robert Donaldson

/s/ Luda Kopeikina                  President                 September 10, 1997
-----------------------
Luda Kopeikina

/s/ Nico B.M. Letschert             Director                  September 10, 1997
-----------------------
Nico B.M. Letschert

/s/ Igor Razboff                    Director                  September 10, 1997
-----------------------
Igor Razboff

/s/ Philip Redmond                  Director                  September 10, 1997
-----------------------
Philip R. Redmond

/s/ Richard Santagati               Director                  September 10, 1997
-----------------------
Richard Santagati

/s/ Alan White                      Director                  September 10, 1997
-----------------------
Alan White

                                  EXHIBIT INDEX


Exhibit
Number                               Exhibit

3.1 Certificate of Incorporation, as amended (incorporated by reference herein to Exhibit 3.1 filed with the Company's Form 8-K, filed on September 5, 1997).

3.2 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-18, Registration No. 33-45725A, filed on February 12, 1992).

4.1 Specimen stock certificate - Common Stock (incorporated by reference herein as Exhibit 4.1 to the Company's Registration Statement on Form S-18, Registration No. 33-45725A, filed on February 12, 1992).

4.2 Amended and Restated 1991 Non-Qualified Celerity Solutions, Inc. Employee Stock Option Plan (incorporated by reference herein to the exhibit filed with the Company's Form 8-K, filed on September 5,
          1997).

4.3       Amended  and  Restated  1992  Non-Qualified   Stock  Option  Plan  for
          Non-Employee Directors (incorporated by reference herein to the exhibit filed with the Company's Form 8-K, filed on September 5,
          1997).

5.1       Opinion of Baker & McKenzie.

23.1      Consent of Baker & McKenzie (contained in Exhibit 5.1).

23.2      Consent of Ernst & Young LLP, independent auditors.

99.1 Form of Indemnification Agreement as signed by directors and officers of the Company (incorporated by reference herein to the exhibit filed with the Company's Form 10-QSB dated June 30, 1993).